Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Mark McCollom (717) 327-2567

Fulton Financial Announces Third Quarter Earnings

(October 20, 2020) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income of $62 million, or $0.38 per diluted share, for the third quarter of 2020.

“While it is still too early to fully assess the impact of COVID-19 on our regional economy, we were pleased that our third quarter produced stronger results than we had initially predicted in both our commercial and consumer lines of business,” said E. Philip Wenger, Chairman and CEO. “In particular, our mortgage business achieved record growth in the third quarter, coming on the heels of a record second quarter. Loan growth, fee income and credit quality also exceeded our expectations. And after a strategic, company-wide review, we are taking steps to significantly reduce our annual operating expenses for the future, with the goal of prudently managing the company for the longer term.”

Net Interest Income and Balance Sheet

Net interest income for the third quarter of 2020 was $154 million, consistent with the second quarter of 2020. Net interest margin for the third quarter of 2020 decreased 11 basis points, to 2.70%, from 2.81% in the second quarter of 2020.
Total average assets for the third quarter of 2020 were $25.2 billion, an increase of $1.0 billion from the second quarter of 2020. Average loans, net of unearned income, of $18.9 billion increased $0.5 billion from the second quarter of 2020. The increase was principally due to loans originated under the Paycheck Protection Program ("PPP") during the second quarter, which had an outstanding balance of $2.0 billion as of September 30, 2020.

Average loans and yields, by type, for the third quarter of 2020 in comparison to the second quarter of 2020 are summarized in the following table:

	Three months ended
	September 30, 2020		June 30, 2020		Growth
	Balance	Yield (1)	Balance	Yield (1)	$	%
	(dollars in thousands)
Average Loans, net of unearned income, by type:
Real estate - commercial mortgage	$6,986,528	3.27%	$6,875,872	3.47%	$110,656	1.6%
Commercial and industrial(2)	5,983,872	2.53%	5,710,145	2.83%	273,727	4.8%
Real estate - residential mortgage	2,975,516	3.73%	2,769,682	3.88%	205,834	7.4%
Real estate - home equity	1,237,602	3.87%	1,271,190	3.91%	(33,588)	(2.6)%
Real estate - construction	981,589	3.84%	941,079	3.53%	40,510	4.3%
Consumer	464,851	4.07%	465,728	4.17%	(877)	(0.2)%
Equipment lease financing	279,217	3.96%	284,658	3.44%	(5,441)	(1.9)%
Other(3)	(28,656)	N/A	13,443	N/A	(42,099)	N/M
Total Average Loans, net of unearned income	$18,880,519	3.38%	$18,331,797	3.52%	$548,722	3.0%

(1) Presented on a fully-taxable equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances.
(2) Includes average PPP loans of $2.0 billion and $1.3 billion for the three months ended September 30, 2020 and June 30, 2020, respectively.
(3) Consists of overdrafts and net origination fees and costs.

Total average liabilities increased $1.0 billion, from the second quarter of 2020 driven by increases in demand and savings deposits. Average deposits and interest rates, by type, for the third quarter of 2020 in comparison to the second quarter of 2020 are summarized in the following table:

	Three months ended
	September 30, 2020		June 30, 2020		Growth
	Balance	Rate	Balance	Rate	$	%
	(dollars in thousands)
Average Deposits, by type:
Noninterest-bearing demand	$6,270,683	—	$5,789,788	—	$480,895	8.3%
Interest-bearing demand	5,591,548	0.14%	5,103,419	0.17%	488,129	9.6%
Savings	5,716,050	0.16%	5,446,368	0.25%	269,682	5.0%
Total average demand and savings	17,578,281	0.10%	16,339,575	0.14%	1,238,706	7.6%
Brokered	314,721	0.56%	312,121	0.54%	2,600	0.8%
Time	2,495,445	1.58%	2,624,962	1.71%	(129,517)	(4.9)%
Total Average Deposits	$20,388,447	0.29%	$19,276,658	0.36%	$1,111,789	5.8%

Asset Quality

The provision for credit losses for the third quarter of 2020 was $7 million, which reflects current expected credit losses based on forecasted economic and other assumptions, including the estimated impacts of COVID-19, over the remaining expected lives of financial assets and off-balance-sheet credit exposures.
Non-performing assets were $147 million, or 0.57% of total assets, at September 30, 2020, representing a decrease, when expressed as a percentage of total assets from June 30, 2020.
Annualized net recoveries for the quarter ended September 30, 2020 were 0.05% of total average loans, compared to annualized net charge-offs of 0.09% and 0.15% for the quarters ended June 30, 2020 and September 30, 2019, respectively. The third quarter of 2020 annualized net recoveries were primarily due to $5 million in real estate construction recoveries.

Non-interest Income

Non-interest income in the third quarter of 2020, excluding investment securities gains, was $63 million, an increase of $10 million, or 20%, from the second quarter of 2020, primarily driven by an increase of $7 million in mortgage banking income, although increases in nearly all non-interest income categories were experienced in the third quarter of 2020 in comparison to the second quarter of 2020.
In the third quarter of 2020, a $1.5 million impairment of mortgage servicing assets was recognized, as compared to a $6.6 million impairment in the second quarter of 2020. This impairment charge is recorded as a reduction to mortgage banking income.
Compared to the third quarter of 2019, non-interest income, excluding investment securities gains, increased $8 million, or 14%, in the third quarter of 2020 due mainly to increases in mortgage banking income. There was no mortgage servicing asset impairment charge in the third quarter of 2019.
Net investment securities gains declined by $3 million in the third quarter of 2020 in comparison to the second quarter of 2020. The second quarter of 2020 included net securities gains of $3 million related to a limited balance sheet restructuring that also involved the redemption of FHLB advances that resulted in $3 million of prepayment penalties recorded in non-interest expense in the same period.

Non-interest Expense

Non-interest expense was $139 million in the third quarter of 2020, a decrease of $4 million compared to the second quarter of 2020. The second quarter of 2020 included a $3 million prepayment penalty on redemption of FHLB advances.
Compared to the third quarter of 2019, non-interest expense decreased $8 million, or 5%, due primarily to decreases in other outside services, FHLB prepayment penalties, marketing and intangible amortization, partially offset by increases in salaries and employee benefits and FDIC insurance. FDIC insurance expense was reduced in the third quarter of 2019 as a result of the receipt of $3 million of assessment credits.
As a result of a recent strategic operating expense review, the Corporation is making a number of changes that are expected to result in annual expense savings of $25 million, inclusive of the previously reported financial center closure savings. Of the expected $25 million in annual expense savings, the Corporation expects to reinvest a portion to accelerate digital transformation initiatives.
It is expected that the savings will not be fully realized until mid-2021. In addition, it is expected that a pre-tax charge within the range of $17 to $19 million will be realized for this initiative for employee severance, fixed asset write-offs and lease termination charges, among others. Of this charge, $16 to $17 million is expected to be incurred in the fourth quarter of 2020, with the remaining charges of up to approximately $1 million pre-tax being recognized in the first quarter of 2021.

Income Tax Expense

The effective income tax rate for the third quarter of 2020 was 13%, as compared to 14% for both the second quarter of 2020 and third quarter of 2019.

Additional information on Fulton is available on the Internet at www.fult.com.

Safe Harbor Statement

This news release may contain forward-looking statements with respect to the
Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses. including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.
Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain non-GAAP financial measures in this earnings release. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019
Ending Balances
Investments	$3,097,721	$2,974,813	$3,141,440	$2,867,378	$2,705,610
Loans, net of unearned income	19,028,621	18,704,722	17,077,403	16,837,526	16,686,866
Total assets	25,543,281	24,617,863	22,929,859	21,886,040	21,703,618
Deposits	20,730,051	19,884,208	17,365,026	17,393,913	17,342,717
Shareholders' equity	2,390,261	2,340,501	2,285,748	2,342,176	2,324,016

Average Balances
Investments	$2,977,672	$3,096,632	$3,071,828	$2,830,999	$2,829,672
Loans, net of unearned income	18,880,519	18,331,797	16,860,067	16,768,057	16,436,507
Total assets	25,169,508	24,139,116	22,252,099	21,812,438	21,457,800
Deposits	20,388,447	19,276,658	17,121,428	17,449,565	16,950,667
Shareholders' equity	2,374,091	2,309,133	2,337,016	2,341,397	2,315,585

Income Statement
Net interest income	$154,116	$152,754	$160,746	$159,270	$161,260
Provision for credit losses	7,080	19,570	44,030	20,530	2,170
Non-interest income	63,248	55,922	54,644	55,281	59,813
Non-interest expense	139,147	143,006	142,552	138,974	146,770
Income before taxes	71,137	46,101	28,808	55,047	72,133
Net income	61,607	39,559	26,047	47,789	62,108

Per Share
Net income (basic)	$0.38	$0.24	$0.16	$0.29	$0.38
Net income (diluted)	$0.38	$0.24	$0.16	$0.29	$0.37
Cash dividends	$0.13	$0.13	$0.13	$0.17	$0.13
Shareholders' equity (tangible)(1)	$11.44	$11.15	$10.84	$11.00	$10.91
Weighted average shares (basic)	162,061	161,715	163,475	164,135	165,324
Weighted average shares (diluted)	162,579	162,267	164,417	165,039	166,126

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019
Asset Quality(2)
Net (recoveries) charge-offs to average loans (annualized)	(0.05)%	0.09%	0.26%	0.65%	0.15%
Non-performing loans to total loans	0.75%	0.75%	0.82%	0.84%	0.81%
Non-performing assets to total assets	0.57%	0.59%	0.64%	0.68%	0.66%
ACL - loans(3) to total loans	1.40%	1.37%	1.40%	0.97%	1.00%
ACL - loans(3) to non-performing loans	188%	183%	170%	116%	122%
Non-performing assets to shareholders' equity (tangible) and ACL - loans (1)(3)	6.91%	7.04%	7.37%	7.51%	7.35%

Asset Quality, excluding PPP(1)(4)
Net (recoveries) charge-offs to average adjusted loans (annualized)	(0.06)%	0.10%	—%	—%	—%
Non-performing loans to total adjusted loans	0.83%	0.83%	—%	—%	—%
ACL - loans(3) to total adjusted loans	1.56%	1.53%	—%	—%	—%

Profitability
Return on average assets	0.97%	0.66%	0.47%	0.87%	1.15%
Return on average shareholders' equity	10.32%	6.89%	4.48%	8.10%	10.64%
Return on average shareholders' equity (tangible)(1)	13.50%	8.99%	5.84%	10.52%	14.03%
Net interest margin	2.70%	2.81%	3.21%	3.22%	3.31%
Efficiency ratio(1)	62.3%	66.4%	64.5%	63.1%	63.6%

Capital Ratios
Tangible common equity ratio(1)	7.4%	7.5%	7.8%	8.5%	8.5%
Tier 1 leverage ratio(5)	7.4%	7.6%	7.9%	8.4%	8.5%
Common equity Tier 1 capital ratio(5)	9.5%	9.5%	9.4%	9.7%	9.6%
Tier 1 capital ratio(5)	9.5%	9.5%	9.4%	9.7%	9.6%
Total risk-based capital ratio(5)	13.9%	13.8%	13.8%	11.8%	12.0%

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Effective January 1, 2020, Fulton adopted Accounting Standards Update 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” referred to as the current expected credit loss model (“CECL”). This accounting standard requires that credit losses for financial assets and off-balance-sheet ("OBS") credit exposures be measured based on expected credit losses, rather than on incurred credit losses as in prior periods.
(3) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.
(4) Asset quality information excluding Paycheck Protection Program (PPP) loans. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this document.
(5) Regulatory capital ratios as of September 30, 2020 are preliminary and prior periods are actual.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2020	2020	2020	2019	2019	2020	2019
ASSETS
Cash and due from banks	$139,304	$141,702	$181,777	$132,283	$120,671	(1.7)%	15.4%
Other interest-earning assets	1,489,550	1,007,939	793,572	482,930	572,499	47.8%	160.2%
Loans held for sale	93,621	77,415	40,645	37,828	33,945	20.9%	175.8%
Investment securities	3,097,721	2,974,813	3,141,440	2,867,378	2,705,610	4.1%	14.5%
Loans, net of unearned income	19,028,621	18,704,722	17,077,403	16,837,526	16,686,866	1.7%	14.0%
Less: ACL - loans(1)	(266,825)	(256,537)	(238,508)	(163,622)	(166,135)	4.0%	60.6%
Net loans	18,761,796	18,448,185	16,838,895	16,673,904	16,520,731	1.7%	13.6%
Premises and equipment	236,943	239,596	236,908	240,046	237,344	(1.1)%	(0.2)%
Accrued interest receivable	70,766	73,720	59,365	60,898	60,447	(4.0)%	17.1%
Goodwill and intangible assets	534,907	535,039	535,171	535,303	534,178	—%	0.1%
Other assets	1,118,673	1,119,454	1,102,086	855,470	918,193	(0.1)%	21.8%
Total Assets	$25,543,281	$24,617,863	$22,929,859	$21,886,040	$21,703,618	3.8%	17.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$20,730,051	$19,884,208	$17,365,026	$17,393,913	$17,342,717	4.3%	19.5%
Short-term borrowings	611,727	572,551	1,386,808	883,241	832,860	6.8%	(26.6)%
Other liabilities	515,230	525,407	513,811	384,941	477,311	(1.9)%	7.9%
FHLB advances and long-term debt	1,296,012	1,295,196	1,378,466	881,769	726,714	0.1%	78.3%
Total Liabilities	23,153,020	22,277,362	20,644,111	19,543,864	19,379,602	3.9%	19.5%
Shareholders' equity	2,390,261	2,340,501	2,285,748	2,342,176	2,324,016	2.1%	2.9%
Total Liabilities and Shareholders' Equity	$25,543,281	$24,617,863	$22,929,859	$21,886,040	$21,703,618	3.8%	17.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$7,046,330	$6,934,936	$6,895,069	$6,700,776	$6,604,634	1.6%	6.7%
Commercial and industrial	4,007,278	4,033,439	4,450,557	4,445,634	4,493,379	(0.6)%	(10.8)%
Real estate - residential mortgage	3,061,835	2,862,226	2,718,290	2,641,465	2,570,793	7.0%	19.1%
Real estate - home equity	1,222,709	1,251,455	1,292,677	1,314,944	1,346,115	(2.3)%	(9.2)%
Real estate - construction	1,007,534	972,909	947,768	971,079	913,644	3.6%	10.3%
Consumer	469,551	465,610	468,172	463,164	464,213	0.8%	1.1%
Equipment lease financing	280,286	281,897	289,726	284,537	280,649	(0.6)%	(0.1)%
PPP	1,960,165	1,937,034	—	—	—	1.2%	N/M
Other(2)	(27,067)	(34,784)	15,144	15,927	13,439	(22.2)%	N/M
Total Loans, net of unearned income	$19,028,621	$18,704,722	$17,077,403	$16,837,526	$16,686,866	1.7%	14.0%
Deposits, by type:
Noninterest-bearing demand	$6,378,077	$6,239,055	$4,531,872	$4,453,324	$4,240,478	2.2%	50.4%
Interest-bearing demand	5,813,935	5,099,405	4,724,520	4,720,188	4,771,109	14.0%	21.9%
Savings	5,805,431	5,667,893	5,092,865	5,153,941	5,094,387	2.4%	14.0%
Total demand and savings	17,997,443	17,006,353	14,349,257	14,327,453	14,105,974	5.8%	27.6%
Brokered	317,588	310,689	313,337	264,531	256,870	2.2%	23.6%
Time	2,415,020	2,567,166	2,702,432	2,801,929	2,979,873	(5.9)%	(19.0)%
Total Deposits	$20,730,051	$19,884,208	$17,365,026	$17,393,913	$17,342,717	4.3%	19.5%
Short-term borrowings, by type:
Customer funding	$611,727	$572,551	$461,808	$383,241	$337,860	6.8%	81.1%
Federal funds purchased	—	—	200,000	—	20,000	N/M	N/M
Short-term FHLB advances	—	—	725,000	500,000	475,000	N/M	N/M
Total Short-term Borrowings	$611,727	$572,551	$1,386,808	$883,241	$832,860	6.8%	(26.6)%

N/M - Not meaningful
(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.
(2) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Nine months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2020	2020	2020	2019	2019	2020	2019	2020	2019	% Change
Interest Income:
Interest income	$179,159	$180,696	$199,378	$202,159	$208,413	(0.9)%	(14.0)%	$559,233	$623,147	(10.3)%
Interest expense	25,043	27,942	38,632	42,889	47,153	(10.4)%	(46.9)%	91,617	134,028	(31.6)%
Net Interest Income	154,116	152,754	160,746	159,270	161,260	0.9%	(4.4)%	467,616	489,119	(4.4)%
Provision for credit losses	7,080	19,570	44,030	20,530	2,170	(63.8)%	N/M	70,680	12,295	N/M
Net Interest Income after Provision	147,036	133,184	116,716	138,740	159,090	10.4%	(7.6)%	396,936	476,824	(16.8)%
Non-Interest Income:
Wealth management	14,943	13,407	15,055	14,419	13,867	11.5%	7.8%	43,405	41,259	5.2%
Mortgage banking	16,801	9,964	6,234	5,076	6,658	68.6%	152.3%	32,998	18,023	83.1%
Consumer banking:
Card	5,002	4,966	4,685	4,991	5,791	0.7%	(13.6)%	14,653	15,524	(5.6)%
Overdraft	3,015	2,107	4,058	4,750	4,682	43.1%	(35.6)%	9,180	13,199	(30.4)%
Other consumer banking	2,406	2,065	2,496	2,688	2,860	16.5%	(15.9)%	6,967	8,354	(16.6)%
Total consumer banking	10,423	9,138	11,239	12,429	13,333	14.1%	(21.8)%	30,800	37,077	(16.9)%
Commercial banking:
Merchant and card	6,237	5,326	5,624	5,841	6,166	17.1%	1.2%	17,187	18,236	(5.8)%
Cash management	4,742	4,503	4,742	4,697	4,696	5.3%	1.0%	13,987	13,695	2.1%
Capital markets	4,696	5,004	5,075	5,939	4,448	(6.2)%	5.6%	14,775	11,015	34.1%
Other commercial banking	2,636	1,914	2,978	3,664	3,478	37.7%	(24.2)%	7,528	10,109	(25.5)%
Total commercial banking	18,311	16,748	18,419	20,141	18,788	9.3%	(2.5)%	53,477	53,055	0.8%
Other	2,769	3,660	3,651	3,216	2,675	(24.3)%	3.5%	10,080	6,733	49.7%
Non-interest income before investment securities gains	63,246	52,917	54,598	55,281	55,321	19.5%	14.3%	170,761	156,147	9.4%
Investment securities gains, net	2	3,005	46	—	4,492	N/M	N/M	3,053	4,733	(35.5)%
Total Non-Interest Income	63,248	55,922	54,644	55,281	59,813	13.1%	5.7%	173,814	160,880	8.0%
Non-Interest Expense:
Salaries and employee benefits	79,227	81,012	80,228	76,975	78,211	(2.2)%	1.3%	240,467	234,959	2.3%
Net occupancy	13,221	13,144	13,486	13,080	12,368	0.6%	6.9%	39,851	39,746	0.3%
Data processing and software	12,285	12,193	11,645	11,468	11,590	0.8%	6.0%	36,123	33,211	8.8%
Other outside services	7,617	7,600	7,881	8,215	12,163	0.2%	(37.4)%	23,098	31,774	(27.3)%
Equipment	3,711	3,193	3,418	3,475	3,459	16.2%	7.3%	10,322	10,100	2.2%
Professional fees	2,879	3,331	4,202	2,873	3,331	(13.6)%	(13.6)%	10,412	10,261	1.5%
Marketing	1,147	1,303	1,579	1,503	3,322	(12.0)%	(65.5)%	4,029	8,345	(51.7)%
Amortization of tax credit investments	1,694	1,450	1,450	1,505	1,533	16.8%	10.5%	4,594	4,516	1.7%
FDIC insurance	1,578	2,133	2,808	2,177	239	(26.0)%	N/M	6,519	5,603	16.3%
Intangible amortization	132	132	132	142	1,071	—%	(87.7)%	397	1,285	(69.1)%
Prepayment penalty on FHLB advances	—	2,878	—	—	4,326	N/M	N/M	2,878	4,326	(33.5)%
Other	15,654	14,637	15,723	17,561	15,157	6.9%	3.3%	46,014	44,636	3.1%
Total Non-Interest Expense	139,147	143,006	142,552	138,974	146,770	(2.7)%	(5.2)%	424,705	428,762	(0.9)%
Income Before Income Taxes	71,137	46,100	28,808	55,047	72,133	54.3%	(1.4)%	146,045	208,942	(30.1)%
Income tax expense	9,529	6,542	2,761	7,258	10,025	45.7%	(4.9)%	18,832	30,391	(38.0)%
Net Income	$61,607	$39,559	$26,047	$47,789	$62,108	55.7%	(0.8)%	$127,213	$178,551	(28.8)%

PER SHARE:
Net income:
Basic	$0.38	$0.24	$0.16	$0.29	$0.38	58.3%	—%	$0.78	$1.06	(26.4)%
Diluted	0.38	0.24	0.16	0.29	0.37	58.3%	2.7%	0.78	1.06	(26.4)%
Cash dividends	0.13	0.13	0.13	0.17	0.13	—%	—%	$0.39	$0.39	—%

Weighted average shares (basic)	162,061	161,715	163,475	164,135	165,324	0.2%	(2.0)%	162,416	167,834	(3.2)%
Weighted average shares (diluted)	162,579	162,267	164,417	165,039	166,126	0.2%	(2.1)%	163,083	168,722	(3.3)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	September 30, 2020			June 30, 2020			September 30, 2019
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$18,880,519	$160,344	3.38%	$18,331,797	$160,613	3.52%	$16,436,507	$188,280	4.55%
Taxable investment securities	2,011,893	13,150	2.61%	2,200,870	15,171	2.76%	2,282,292	15,565	2.73%
Tax-exempt investment securities	861,764	6,899	3.19%	830,836	6,737	3.23%	516,907	4,650	3.57%
Total Investment Securities	2,873,657	20,049	2.79%	3,031,706	21,908	2.89%	2,799,199	20,215	2.88%
Loans held for sale	79,999	728	3.64%	55,608	509	3.66%	31,898	466	5.83%
Other interest-earning assets	1,387,327	1,028	0.30%	815,910	766	0.38%	509,579	2,709	2.12%
Total Interest-earning Assets	23,221,502	182,149	3.13%	22,235,021	183,796	3.32%	19,777,183	211,670	4.25%

Noninterest-earning assets:
Cash and due from banks	138,567			153,728			120,967
Premises and equipment	239,183			240,417			240,383
Other assets	1,835,190			1,761,038			1,491,115
Less: ACL - loans(2)	(264,934)			(251,088)			(171,848)
Total Assets	$25,169,508			$24,139,116			$21,457,800

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,591,548	$1,913	0.14%	$5,103,419	$2,219	0.17%	$4,448,112	$9,163	0.82%
Savings deposits	5,716,050	2,347	0.16%	5,446,368	3,331	0.25%	5,026,316	11,059	0.87%
Brokered deposits	314,721	440	0.56%	312,121	422	0.54%	253,426	1,536	2.40%
Time deposits	2,495,445	9,931	1.58%	2,624,962	11,145	1.71%	2,974,993	13,979	1.86%
Total Interest-bearing Deposits	14,117,764	14,631	0.41%	13,486,870	17,118	0.51%	12,702,847	35,737	1.12%

Short-term borrowings	613,127	370	0.24%	707,771	517	0.29%	919,697	4,156	1.78%
FHLB advances and long-term debt	1,295,515	10,042	3.10%	1,361,421	10,307	3.03%	842,706	7,260	3.44%
Total Interest-bearing Liabilities	16,026,406	25,043	0.62%	15,556,062	27,942	0.72%	14,465,250	47,153	1.29%

Noninterest-bearing liabilities:
Demand deposits	6,270,683			5,789,788			4,247,820
Total Deposits/Cost of Deposits	20,388,447		0.29%	19,276,658		0.36%	16,950,667		0.84%
Other	498,328			484,133			429,145
Total Liabilities	22,795,417			$21,829,983			19,142,215
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,297,089		0.45%	21,345,850		0.53%	18,713,070		1.00%

Shareholders' equity	2,374,091			2,309,133			2,315,585
Total Liabilities and Shareholders' Equity	$25,169,508			$24,139,116			$21,457,800

Net interest income/net interest margin (fully taxable equivalent)		157,106	2.70%		155,854	2.81%		164,517	3.31%
Tax equivalent adjustment		(2,990)			(3,100)			(3,257)
Net interest income		$154,116			$152,754			$161,260

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands
	Three months ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2020	2020	2020	2019	2019	2020	2019
Loans, by type:
Real estate - commercial mortgage	$6,986,528	$6,875,872	$6,746,766	$6,561,029	$6,489,456	1.6%	7.7%
Commercial and industrial	4,030,750	4,451,228	4,446,750	4,574,047	4,414,992	(9.4)%	(8.7)%
Real estate - residential mortgage	2,975,516	2,769,682	2,670,019	2,606,136	2,512,899	7.4%	18.4%
Real estate - home equity	1,237,602	1,271,190	1,300,132	1,331,088	1,364,161	(2.6)%	(9.3)%
Real estate - construction	981,589	941,079	929,529	934,556	905,060	4.3%	8.5%
Consumer	464,851	465,728	466,415	464,606	457,524	(0.2)%	1.6%
Equipment lease financing	279,217	284,658	284,566	281,451	277,555	(1.9)%	0.6%
PPP	1,953,122	1,258,917	—	—	—	55.1%	N/M
Other(1)	(28,656)	13,443	15,890	14,058	14,860	N/M	N/M
Total Loans, net of unearned income	$18,880,519	$18,331,797	$16,860,067	$16,766,971	$16,436,507	3.0%	14.9%

Deposits, by type:
Noninterest-bearing demand	$6,270,683	$5,789,788	$4,307,027	$4,324,568	$4,247,820	8.3%	47.6%
Interest-bearing demand	5,591,548	5,103,419	4,649,905	4,699,040	4,448,112	9.6%	25.7%
Savings	5,716,050	5,446,368	5,127,662	5,205,260	5,026,316	5.0%	13.7%
Total demand and savings	17,578,281	16,339,575	14,084,594	14,228,868	13,722,248	7.6%	28.1%
Brokered	314,721	312,121	275,359	261,689	253,426	0.8%	24.2%
Time	2,495,445	2,624,962	2,761,474	2,959,008	2,974,993	(4.9)%	(16.1)%
Total Deposits	$20,388,447	$19,276,658	$17,121,427	$17,449,565	$16,950,667	5.8%	20.3%

Short-term borrowings, by type:
Customer funding	$613,127	$546,716	$428,240	$377,529	$332,893	12.1%	84.2%
Federal funds purchased	—	74,231	186,868	91,467	101,022	N/M	N/M
Short-term FHLB advances and other borrowings	—	86,824	687,937	248,815	485,782	N/M	N/M
Total Short-term borrowings	$613,127	$707,771	$1,303,045	$717,811	$919,697	(13.4)%	(33.3)%

(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine months ended September 30
	2020			2019
	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$18,027,253	$498,455	3.69%	$16,316,540	$565,095	4.63%
Taxable investment securities	2,165,180	44,615	2.75%	2,305,472	46,935	2.71%
Tax-exempt investment securities	804,484	19,596	3.24%	468,689	12,940	3.66%
Total Investment Securities	2,969,664	64,211	2.88%	2,774,161	59,875	2.87%
Loans held for sale	54,355	1,557	3.82%	24,357	1,056	5.78%
Other interest-earning assets	936,819	4,325	0.62%	428,982	6,879	2.14%
Total Interest-earning Assets	21,988,091	568,548	3.45%	19,544,040	632,905	4.33%

Noninterest-earning assets:
Cash and due from banks	143,496			116,019
Premises and equipment	239,739			239,402
Other assets	1,729,351			1,337,482
Less: ACL - loans(2)	(242,300)			(165,733)
Total Assets	$23,858,377			$21,071,210

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,116,696	$9,933	0.26%	$4,263,869	$24,854	0.78%
Savings deposits	5,431,071	12,788	0.31%	4,955,403	31,570	0.85%
Brokered deposits	300,795	1,935	0.86%	240,045	4,500	2.51%
Time deposits	2,626,802	33,533	1.71%	2,853,147	37,050	1.74%
Total Interest-bearing Deposits	13,475,364	58,189	0.58%	12,312,464	97,974	1.06%

Short-term borrowings	873,694	4,960	0.76%	894,116	12,200	1.81%
FHLB advances and long-term debt	1,240,253	28,468	3.06%	965,111	23,854	3.30%
Total Interest-bearing Liabilities	15,589,311	91,617	0.78%	14,171,691	134,028	1.26%

Noninterest-bearing liabilities:
Demand deposits	5,458,807			4,223,927
Total Deposits/Cost of Deposits	18,934,171		0.41%	16,536,391		0.79%
Other	470,055			381,427
Total Liabilities	21,518,173			18,777,045
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	21,048,118		0.58%	18,395,618		0.97%

Shareholders' equity	2,340,204			2,294,165
Total Liabilities and Shareholders' Equity	$23,858,377			$21,071,210

Net interest income/net interest margin (fully taxable equivalent)		476,931	2.90%		498,877	3.41%
Tax equivalent adjustment		(9,315)			(9,758)
Net interest income		$467,616			$489,119

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Nine months ended September 30
	2020	2019	% Change
Loans, by type:
Real estate - commercial mortgage	$6,870,148	$6,431,012	6.8%
Commercial and industrial	4,308,559	4,438,894	(2.9)%
Real estate - residential mortgage	2,805,694	2,386,264	17.6%
Real estate - home equity	1,269,525	1,400,371	(9.3)%
Real estate - construction	950,845	926,036	2.7%
Consumer	465,661	442,678	5.2%
Equipment lease financing	282,800	278,463	1.6%
PPP	1,073,900	—	N/M
Other(1)	121	12,822	(99.1)%
Total Loans, net of unearned income	$18,027,253	$16,316,540	10.5%

Deposits, by type:
Noninterest-bearing demand	$5,458,807	$4,223,927	29.2%
Interest-bearing demand	5,116,696	4,263,869	20.0%
Savings	5,431,071	4,955,403	9.6%
Total demand and savings	16,006,574	13,443,199	19.1%
Brokered	300,795	240,045	25.3%
Time	2,626,802	2,853,147	(7.9)%
Total Deposits	$18,934,171	$16,536,391	14.5%

Short-term borrowings, by type:
Customer funding	$529,667	$348,721	51.9%
Federal funds purchased	86,715	146,432	(40.8)%
Short-term FHLB advances and other borrowings	257,312	398,963	(35.5)%
Total Short-term Borrowings	$873,694	$894,116	(2.3)%

(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019
Allowance for credit losses related to Loans, net of unearned income:
Balance at beginning of period	$256,537	$238,508	$163,620	$166,135	$170,233

Impact of adopting CECL	—	—	45,724	—	—

Loans charged off:
Commercial and industrial	(2,969)	(3,480)	(10,899)	(30,547)	(7,181)
Real estate - commercial mortgage	(746)	(2,324)	(855)	(68)	(394)
Consumer and home equity	(1,093)	(1,303)	(1,529)	(1,416)	(1,375)
Real estate - residential mortgage	(198)	(235)	(187)	(223)	(533)
Real estate - construction	—	(17)	—	—	(45)
Equipment lease financing and other	(483)	(688)	(533)	(727)	(600)
Total loans charged off	(5,489)	(8,047)	(14,003)	(32,981)	(10,128)
Recoveries of loans previously charged off:
Commercial and industrial	2,103	2,978	1,734	2,487	2,311
Real estate - commercial mortgage	100	95	244	1,453	444
Consumer and home equity	491	649	646	437	348
Real estate - residential mortgage	95	112	85	206	440
Real estate - construction	4,873	—	70	1,098	164
Equipment lease financing and other	185	92	108	182	107
Recoveries of loans previously charged off	7,847	3,926	2,887	5,863	3,814
Net loans recovered (charged off)	2,358	(4,121)	(11,116)	(27,118)	(6,314)
Provision for credit losses	7,930	22,150	40,280	24,603	2,216
Balance at end of period	$266,825	$256,537	$238,508	$163,620	$166,135
Net (recoveries) charge-offs to average loans (annualized)	(0.05)%	0.09%	0.26%	0.65%	0.15%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$16,383	$18,963	$2,588	$6,662	$6,708
Impact of adopting CECL	—	—	12,625	—	—
Provision for credit losses	(850)	(2,580)	3,750	(4,074)	(46)
Balance at end of period	$15,533	$16,383	$18,963	$2,588	$6,662

NON-PERFORMING ASSETS:
Non-accrual loans	$128,321	$125,037	$120,345	$125,098	$124,287
Loans 90 days past due and accruing	13,761	14,767	19,593	16,057	11,689
Total non-performing loans	142,082	139,804	139,938	141,155	135,976
Other real estate owned	4,565	5,418	6,593	6,831	7,706
Total non-performing assets	$146,647	$145,222	$146,531	$147,986	$143,682

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$37,224	$39,730	$41,318	$49,491	$37,126
Real estate - commercial mortgage	43,426	42,374	36,538	37,279	45,710
Real estate - residential mortgage	28,287	22,887	25,832	22,411	20,150
Consumer and home equity	12,292	11,911	11,226	11,026	11,012
Real estate - construction	4,051	4,525	4,379	4,306	4,312
Equipment lease financing and other	16,802	18,377	20,645	16,642	17,666
Total non-performing loans	$142,082	$139,804	$139,938	$141,155	$135,976

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019
Shareholders' equity (tangible), per share
Shareholders' equity	$2,390,261	$2,340,501	$2,285,748	$2,342,176	$2,324,016
Less: Goodwill and intangible assets	(534,907)	(535,039)	(535,171)	(535,303)	(534,178)
Tangible shareholders' equity (numerator)	$1,855,354	$1,805,462	$1,750,577	$1,806,873	$1,789,838

Shares outstanding, end of period (denominator)	162,134	161,958	161,435	164,218	164,036

Shareholders' equity (tangible), per share	$11.44	$11.15	$10.84	$11.00	$10.91

Return on average shareholders' equity (tangible)
Net income	$61,607	$39,559	$26,047	$47,789	$62,108
Plus: Intangible amortization, net of tax	103	104	104	112	846
(Numerator)	$61,711	$39,663	$26,151	$47,901	$62,954

Average shareholders' equity	$2,374,091	$2,309,133	$2,337,016	$2,341,397	$2,315,585
Less: Average goodwill and intangible assets	(534,971)	(535,103)	(535,235)	(534,190)	(535,184)
Average tangible shareholders' equity (denominator)	$1,839,120	$1,774,030	$1,801,781	$1,807,207	$1,780,401

Return on average shareholders' equity (tangible), annualized	13.50%	8.99%	5.84%	10.52%	14.03%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,390,261	$2,340,501	$2,285,748	$2,342,176	$2,324,016
Less: Goodwill and intangible assets	(534,907)	(535,039)	(535,171)	(535,303)	(534,178)
Tangible shareholders' equity (numerator)	$1,855,354	$1,805,462	$1,750,577	$1,806,873	$1,789,838

Total assets	$25,543,281	$24,617,863	$22,929,859	$21,886,040	$21,703,618
Less: Goodwill and intangible assets	(534,907)	(535,039)	(535,171)	(535,303)	(534,178)
Total tangible assets (denominator)	$25,008,374	$24,082,824	$22,394,688	$21,350,737	$21,169,440

Tangible Common Equity to Tangible Assets	7.42%	7.50%	7.82%	8.46%	8.45%

Efficiency ratio
Non-interest expense	$139,147	$143,006	$142,552	$138,974	$146,770
Less: Intangible amortization	(132)	(132)	(132)	(142)	(1,071)
Less: Amortization of tax credit investments	(1,694)	(1,450)	(1,450)	(1,505)	(1,533)
Less: Prepayment penalty of FHLB advances	—	(2,878)	—	—	(4,326)
Non-interest expense (numerator)	$137,321	$138,546	$140,970	$137,327	$139,840

Net interest income (fully taxable equivalent)	$157,106	$155,854	$163,970	$162,479	$164,517
Plus: Total Non-interest income	63,248	55,922	54,644	55,281	59,813
Less: Investment securities gains, net	(2)	(3,005)	(46)	—	(4,492)
Total revenue (denominator)	$220,353	$208,771	$218,568	$217,760	$219,838

Efficiency ratio	62.3%	66.4%	64.5%	63.1%	63.6%

Non-performing assets to shareholders' equity (tangible) and ACL - loans(1)
Non-performing assets (numerator)	$146,647	$145,222	$146,531	$147,986	$143,682

Tangible shareholders' equity	$1,855,354	$1,805,462	1,750,577	1,806,873	$1,789,838
Plus: ACL - loans	266,825	256,537	238,508	163,622	166,135
Tangible shareholders' equity and ACL - loans (denominator)	$2,122,179	$2,061,999	$1,989,085	$1,970,495	$1,955,973

Non-performing assets to tangible shareholders' equity and ACL - loans	6.91%	7.04%	7.37%	7.51%	7.35%

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019

Asset Quality, excluding PPP
Net loans recovered (charged-off) (numerator)	$2,358	$(4,121)	$(11,116)	$(27,118)	$(6,314)

Average loans, net of unearned income	$18,880,519	$18,331,797	$16,860,067	$16,766,971	$16,436,507
Less: Average PPP loans	(1,953,122)	(1,258,917)	—	—	—
Total adjusted average loans (denominator)	$16,927,397	$17,072,880	$16,860,067	$16,766,971	$16,436,507

Net (recoveries) charge-offs to adjusted average loans (annualized)	(0.06)%	0.10%	0.26%	0.65%	0.15%

Non-performing loans (numerator)	$142,082	$139,804	$139,938	$141,155	$135,976

Loans, net of unearned income	$19,028,621	$18,704,722	$17,077,403	$16,837,526	$16,686,866
Less: PPP loans	(1,960,165)	(1,937,034)	—	—	—
Total adjusted loans (denominator)	$17,068,456	$16,767,688	$17,077,403	$16,837,526	$16,686,866

Non-performing loans to adjusted total loans	0.83%	0.83%	0.82%	0.84%	0.81%

ACL - loans (numerator)	$266,825	$256,537	238,508	163,622	$166,135

Loans, net of unearned income	$19,028,621	$18,704,722	$17,077,403	$16,837,526	$16,686,866
Less: PPP loans	(1,960,165)	(1,937,034)	—	—	—
Total adjusted loans (denominator)	$17,068,456	$16,767,688	$17,077,403	$16,837,526	$16,686,866

ACL - loans to adjusted total loans	1.56%	1.53%	1.40%	0.97%	1.00%

Note: numbers may not sum due to rounding.
(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.